                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            SCHWAB ANNUITY PORTFOLIOS
           -----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
         ________________________________________________________________

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         ________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      5) Total fee paid:
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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:_________________________________________

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      3)  Filing Party:___________________________________________________

      4)  Date Filed:_____________________________________________________

March 21, 2000


Schwab Annuity Portfolios
Shareholder Proxy


                    YOUR VOTE IS IMPORTANT!
                    PLEASE READ AND RESPOND TODAY.
                    SEE INSIDE FOR INFORMATION ABOUT
                    PROPOSALS THAT AFFECT YOUR INVESTMENT.

SHAREHOLDER MESSAGE


     Schwab Annuity Portfolios

     SHAREHOLDER PROXY

3    Shareholder message a letter to you from Charles R. Schwab

4    About the proposals a brief overview of the Proposals

7    Meeting notice the official "legal" notice of the meeting

8 Proxy statement contains a complete, more detailed discussion of each Proposal

25   Appendix

     a comprehensive list of Schwab Money Market Portfolio's current and proposed fundamental policies

A special meeting of shareholders of Schwab Annuity Portfolios will take place on June 1, 2000, and we're asking for your response.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote. You can vote by internet, by phone or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

Shareholders are being asked to vote for trustees, including candidates to fill new seats for additional independent trustees. In addition, the Schwab Money Market Portfolio has a proposal that is intended to help it increase its management efficiency by granting the fund additional investment flexibility. The trustees, including myself, believe these proposals are in the best interests of the shareholders, and we recommend a vote "For" each of them.

Your vote is important. Your prompt response will help reduce proxy costs -- which are paid by the funds and their shareholders -- and will also mean that you can avoid receiving follow-up mailings. Voting by internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter, and we promise to continue to work hard to help you achieve your financial goals.


                                              Sincerely,

                                              CHARLES R. SCHWAB, CHAIRMAN
                                              Schwab Annuity Portfolios

ABOUT THE PROPOSALS

WHAT ARE SHAREHOLDERS VOTING ON?

The funds are asking shareholders to vote on two types of proposals:

- TO ELECT TRUSTEES. In this election, most of the nominees are current Schwab Annuity Portfolios' trustees who are up for re-election. Four are first-time nominees. Three of the four would fill newly created seats for independent trustees.

- TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT POLICIES (SCHWAB MONEY MARKET PORTFOLIO ONLY). These policies are fundamental policies, meaning that they cannot be changed without shareholder approval. The main reason for these proposed changes is to allow the fund a degree of strategic flexibility for more effective -- and more competitive -- investment management practices.

These pages tell you more about the proposals and explain the main reasons why the trustees believe the proposals are in the best interests of shareholders.

If any other proposals are brought before the special meeting in an appropriate fashion, these may be voted on as well. As of the time this document was prepared, the trustees were not aware of any other proposals.


WHY ARE THE TRUSTEES INCREASING THE NUMBER OF INDEPENDENT BOARD MEMBERS?

The Board of Trustees is responsible for protecting the interests of the funds' shareholders. The Board meets regularly to review the funds' activities, contractual arrangements and performance. Schwab Annuity Portfolios agrees that independent trustees play an important role in fulfilling this responsibility.

Schwab Annuity Portfolios is not alone in holding this view. Recently, the Securities and Exchange Commission (SEC), the main federal body that regulates investment companies, announced a series of proposed amendments to existing laws that govern the role of independent trustees of mutual funds. Their proposal would require that a majority of trustees be independent (the current requirement is 40%), and would encourage boards to make independent trustees a super-majority (two-thirds majority). The trustees for the Schwab Annuity Portfolios agree that a super-majority is in the best interests of shareholders, and have voted to create three new seats, which, if approved by shareholders, will give independent trustees more than a two-thirds majority.



BEFORE YOU VOTE

The information on these pages is only a summary. Before you vote, please read the proxy statement, which starts on page 8.

It's important to vote as soon as you can. That way, the funds -- and their shareholders -- won't have to bear the costs of additional solicitations.


4 ABOUT THE PROPOSALS

WHO WOULD THE NEW TRUSTEES BE?

The Schwab Annuity Portfolios' trustees set the number of seats on the board and present nominees to the shareholders, who then vote on them. The current trustees nominated the candidates who are up for election and urge you to vote for all of them. This proposal affects all Schwab Annuity Portfolios. To find out more, including information on each nominee, see Proposal 1 in the full proxy statement.


WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL LIMITATIONS (PROPOSAL 2)?

Some of the Schwab Money Market Portfolios' policies reflect government regulations that no longer exist. In other cases, limitations are more stringent than current government regulations require. The fund believes the proposed changes in investment limitations will benefit shareholders by allowing the fund to adapt more quickly to future changes in investment opportunities.

The trustees believe that it would benefit shareholders of the Schwab Money Market Portfolio if the fund updated its fundamental investment limitations.




None of the proposed changes will lower the standards for credit quality that the fund's investments must meet.






                                                           ABOUT THE PROPOSALS 5

                                              PROPOSED CHANGES IN
                                                  LIMITATIONS
SCHWAB ANNUITY PORTFOLIOS                        (PROPOSAL 2)

    MarketTrack(TM) Growth Portfolio II

    S&P 500 Portfolio

    Money Market Portfolio                             -

HOW TO VOTE

Voting is easy and doesn't have to take long. Use any of the following options -- and remember that voting by internet or phone will help lower fund expenses. For internet and touch tone phone voting, you'll need the 12-digit number(s) on your enclosed proxy voting card(s).

-    BY INTERNET: go to www.proxyvote.com and follow the instructions

- BY TOUCH TONE PHONE: call toll-free 800-690-6903 and follow the recorded instructions.

- BY MAIL: mark your votes on the enclosed proxy card(s), sign and date, and mail using the postage-paid envelope provided.

Remember: If you vote by internet or phone, do not mail in your proxy card(s). Please make sure you vote all the enclosed proxy card(s).







6 ABOUT THE PROPOSALS

MEETING NOTICE


NOTICE OF SPECIAL MEETING
OF SCHWAB ANNUITY PORTFOLIOS' SHAREHOLDERS TO BE HELD JUNE 1, 2000

TO SHAREHOLDERS OF ALL SCHWAB ANNUITY PORTFOLIOS: Notice is hereby given that a special meeting of shareholders will be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502 on June 1, 2000 beginning at 10:45 a.m. Pacific Time for the following purposes:

1. To elect trustees of each fund to hold office until their successors are duly elected and qualified;


2. To eliminate, reclassify or amend certain fundamental investment policies and restrictions;

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on March 3, 2000 was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

Life insurance companies and their separate accounts are the record owners of fund shares. They have agreed to vote their shares in accordance with timely instructions received from contractholders who allocated contract values to the Schwab Annuity Portfolios as of March 3, 2000.



                  By order of the Board of Trustees,



                  Frances Cole
                  Secretary



March 21, 2000






                                                                Meeting Notice 7

                            SCHWAB ANNUITY PORTFOLIOS

                              101 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94104

                                 PROXY STATEMENT
                                       FOR
                  SPECIAL MEETINGS OF SHAREHOLDERS OF THE FUNDS
                           TO BE HELD ON JUNE 1, 2000

This Proxy Statement is being furnished to the shareholders of each fund of Schwab Annuity Portfolios, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at the Special Meetings of Shareholders of the Funds to be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, on June 1, 2000, at 10:45 a.m. Pacific time and at any adjournment(s) of the meeting. This proxy statement is first being mailed to shareholders on or about March 21, 2000.

The Board of Trustees has fixed the close of business on March 3, 2000 as the record date (the "record date") for determining fund shareholders entitled to notice of, and to vote at, the meetings and any adjournment(s) thereof. Only holders of shares of the funds at the close of business on the record date are entitled to notice of, and to vote at, the meeting and at any adjournment(s) thereof.

Shares of the funds are currently sold only to separate accounts of certain life insurance companies to fund variable annuity contracts ("contracts") issued by those companies. Although these life insurance companies are the record owners of fund shares, contract owners are beneficial owners of the shares of the funds to which they have allocated contract values. For convenience, this proxy statement refers to life insurance companies and/or contract owners as "shareholders," as the context requires.

The funds understand that the life insurance companies will vote their shares according to timely instructions they receive from contract owners that have allocated contract values to the funds as of the record date, and that they will vote shares for which they receive no timely instructions in proportion to the shares for which they receive timely voting instructions. To submit voting instructions to your life insurance company, please complete and sign the enclosed proxy card and return it before the meeting. The following chart shows the number of issued and outstanding shares of each fund entitled to vote:

EQUITY FUNDS:                             BOND FUNDS:                   MONEY MARKET FUNDS:
MarketTrack(TM) Growth Portfolio II                                     Money Market Portfolio
S&P 500 Portfolio

The holder of each outstanding full share of a fund as of the close of business on the record date is entitled to one vote upon each matter properly submitted to the meeting or any adjournment(s) thereof, and a proportionate fractional vote for each fractional share held. Shareholders of a fund may vote on such other business as may properly come before the meeting as required by law, including the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (together, the "1940 Act").

Shareholders are requested to vote by internet, phone or by returning the enclosed proxy cards. Voting by internet costs the funds less than if you vote by telephone or mail. Depending on the number of funds for which you are entitled to vote, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting or any adjournment(s) thereof.

You may revoke your proxy at any time prior to its exercise by attending the meeting and voting in person or by submitting, prior to the meeting, a written notice of revocation or subsequently dated proxy.

The Board of Trustees does not know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this Proxy Statement.

In the event a quorum is not present at a meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment(s) of a meeting will require the affirmative vote of a majority of those shares of the funds of the Trust present at the meeting in person or by proxy. Abstentions will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes "For" Proposal 2. Accordingly, abstentions will have the effect of a vote against Proposal 2.

In addition to the solicitation of proxies by mail, officers of the trusts, officers and employees of Charles Schwab Investment Management, Inc. (the "investment adviser"), the funds' investment adviser and administrator, and Charles Schwab & Co., Inc. ("Schwab"), the funds' distributor, transfer agent and shareholder servicing agent, also may solicit proxies electronically, by telephone, by telegraph, in person or by other means.

Each fund has retained D.F. King & Co., Inc., a proxy solicitation firm, at an estimated total cost of $1.5 million, to assist in the solicitation of proxies. However, the exact cost will depend upon the amount and types of services rendered. Each fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including the cost of retaining the proxy solicitation firm. Each fund also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of fund shares. As described in the funds' prospectuses, the investment adviser and/or Schwab have guaranteed that the total operating expenses of some funds will not exceed a certain percentage of a fund's average daily net assets through a specified period of time. For purposes of the guarantee, total operating expenses do not include interest, taxes, brokerage commissions and extraordinary expenses. As extraordinary expenses, therefore, expenses related to this proxy solicitation will be excluded from the calculations of each fund's total operating expenses for purposes of the investment adviser's and Schwab's guarantee.

QUORUM AND REQUIRED VOTE

In order to take action on any Proposal, a "quorum" or a majority of the shares entitled to vote on that Proposal must be present in person or by proxy. Election of each Nominee in Proposal 1 requires the affirmative vote of a plurality of the outstanding voting shares of the Trust, which means that the ten Nominees receiving the highest number of affirmative votes cast at the meeting will be elected. Approval of the elements of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of Schwab Money Market Portfolio as defined by the 1940 Act. The favorable vote of a majority of outstanding voting shares of a fund is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the fund.

On the next page is a table, which lists each fund and the corresponding proposals.

                                                             TRUSTEE       PROPOSED CHANGES IN
                                                            ELECTION           LIMITATIONS
SCHWAB ANNUITY PORTFOLIOS                                 (PROPOSAL 1)        (PROPOSAL 2)

    MarketTrack(TM) Growth Portfolio II                         X                   -
    S&P 500 Portfolio                                           X                   -
    Money Market Portfolio                                      X                   X


                                   PROPOSAL 1

                               ANNUITY PORTFOLIOS


                              ELECTION OF TRUSTEES

It is proposed that shareholders of the Trust elect ten nominees to serve as Trustees, each to hold office until a successor is elected and qualified. Six of the nominees currently serve as Trustees and it is proposed that they be reelected. It also is proposed that four nominees who have not previously served as Trustees be elected. It is the intention of the persons named in the accompanying proxies to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office. Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. A nominee shall be elected to the Board by the vote of a plurality of the Trust's outstanding voting shares. This means that the ten nominees receiving the highest number of votes cast at the meeting will be elected. The Board of Trustees does not know of any reason why any nominee would be unable or unwilling to serve as a Trustee, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees.

INFORMATION REGARDING NOMINEES

Information about each nominee, including his or her name, date of birth, position with the Trust, length of service in such position and principal occupation or employment for the past 5 years, and shares of each fund beneficially owned is set forth below. Each nominee, except for Mariann Byerwalter, Jeremiah H. Chafkin, William A. Hasler, and Gerald B. Smith, currently serves as a Trustee to the Trust. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

                                                                                                         NUMBER AND % OF SHARES OF A
                                                                                                          FUND BENEFICIALLY OWNED AS
NAME, DATE OF BIRTH, PRINCIPAL OCCUPATION & OTHER TRUSTEESHIPS        TRUSTEE OF THE TRUST SINCE                OF RECORD DATE**
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER
August 13, 1960
Vice President for Business Affairs and Chief Financial Officer,
Stanford University (higher education). Prior to February 1996,
Ms. Byerwalter was Chief Financial Officer of Eureka Bank
(savings and loans) and Chief Financial Officer and Chief
Operating Officer of America First Eureka Holdings, Inc.
(holding company). Ms. Byerwalter also is on the Board of
Directors of American First Companies, Omaha, NE (investment banking) and Redwood Trust, Inc. (mortgaging).

JEREMIAH H. CHAFKIN*
May 5, 1959
Executive Vice President, SchwabFunds(R), Charles Schwab & Co.,
Inc.; President and Chief Operating Officer, Charles Schwab
Investment Management, Inc. Prior to November 1999, Mr. Chafkin was a Senior Managing Director for Bankers Trust Company.

DONALD F. DORWARD                                                     1994
September 23, 1931
Chief Executive Officer, Dorward & Associates. From 1996 to
1999, Mr. Dorward was Executive Vice President and Managing
Director, Grey Advertising. From 1990 to 1996, Mr. Dorward was
President and Chief Executive Officer, Dorward & Associates
(advertising and marketing/consulting firm). Trustee of Charles
Schwab Family of Funds since 1989, Schwab Investments since 1991 and Schwab Capital Trust since 1993.

WILLIAM A. HASLER
November 22, 1941
Co-Chief Executive Officer, Aphton Corporation
(bio-pharmaceuticals). Prior to August 1998, Mr. Hasler was Dean of the Business School for Haas School of Business (higher education). Mr. Hasler also is on the Board of Directors of Solectron Corporation (manufacturing), Tenera, Inc. (services and software), Airlease Ltd. (aircraft leasing) and Mission West
Properties (commercial real estate).

                                                                                                         NUMBER AND % OF SHARES OF A
                                                                                                          FUND BENEFICIALLY OWNED AS
NAME, DATE OF BIRTH, PRINCIPAL OCCUPATION & OTHER TRUSTEESHIPS        TRUSTEE OF THE TRUST SINCE                OF RECORD DATE**
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES                                                      1994
May 15, 1931
Chairman, Chief Executive Officer and Director, Semloh
Financial, Inc. (international financial services and investment advisory firm). Trustee of Charles Schwab Family of Funds since
1989, Schwab Investments since 1991 and Schwab Capital Trust since 1993.

STEVEN L. SCHEID*                                                     1998
June 28, 1953
Vice Chairman and Executive Vice President, The Charles Schwab
Corporation; Vice Chairman and Enterprise President - Financial
Products and Services, Charles Schwab & Co., Inc.; Chief
Executive Officer, Chief Financial Officer and Director, Charles
Schwab Investment Management, Inc. From 1994 to 1996, Mr. Scheid
was Executive Vice President of Finance for First Interstate
Bancorp and Principal Financial Officer from 1995 to 1996. Prior to 1994, Mr. Scheid was Chief Financial Officer, First
Interstate Bank of Texas. Trustee of Charles Schwab Family of
Funds, Schwab Investments and Schwab Capital Trust since 1998.

CHARLES R. SCHWAB*                                                    1994
July 29, 1937
Chairman, Co-Chief Executive Officer and Director, The Charles
Schwab Corporation; Chairman, Chief Executive Officer and
Director, Charles Schwab Holdings, Inc.; Chairman and Director,
Charles Schwab & Co., Inc., Charles Schwab Investment
Management, Inc., The Charles Schwab Trust Company and Schwab
Retirement Plan Services, Inc.; Chairman and Director (current board positions), and Chairman (officer position) until December
1995, Mayer & Schweitzer, Inc. (a securities brokerage
subsidiary of The Charles Schwab Corporation); Director; The
Gap, Inc. (a clothing retailer), Transamerica Corporation (a financial services organization), AirTouch Communications (a telecommunications company) and Siebel Systems (a software
company). Trustee of Charles Schwab Family of Funds since 1989,
Schwab Investments since 1991 and Schwab Capital Trust since
1993.

GERALD B. SMITH
September 28, 1950
Chairman and Chief Executive Officer, Smith Graham & Co.
(investment management). Mr. Smith also is on the Board of Directors of Pennzoil-Quaker State Company (automotive).

DONALD R. STEPHENS                                                    1994
June 28, 1938
Managing Partner, D.R. Stephens & Company (investments) and
Chairman and Chief Executive Officer of North American Trust (a
real estate investment trust). Trustee of Charles Schwab Family of Funds since 1989, Schwab Investments since 1991 and Schwab
Capital Trust since 1993.

MICHAEL W. WILSEY                                                     1994
August 18, 1943
Chairman and Chief Executive Officer, Wilsey Bennett, Inc.
(truck and air transportation, real estate investment and
management, and investments). Trustee of Charles Schwab Family of Funds since 1989, Schwab Investments since 1991 and Schwab
Capital Trust since 1993.

 *Denotes an "interested person" of a Trust as defined in the 1940 Act.
**The Trust has no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of any class of a fund.
[Each Nominee owns less than 1% of the outstanding shares of each fund.]

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees met 5 times on behalf of the Trust during the Trust's most recent full fiscal year. In such fiscal year, each Trustee, except Mr. Schwab, attended at least 80% of these meetings. Each Trust also has an Audit/Portfolio Compliance Committee comprised of all of the Trustees who are not "interested persons" of such Trust (the "Independent Trustees"), which quarterly (and, as necessary, more frequently) reviews financial statements and other audit-related matters for the Trust. The Audit/Portfolio Compliance Committee met 4 times during the Trust's last fiscal year. In such year, each member attended at least 75% of these meetings. The Trust also has a Nominating Committee comprised of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. The Nominating Committee did not meet during the Trust's most recent fiscal year. The Nominating Committee will not consider nominees recommended by shareholders. The Trust does not have a standing compensation committee or any committee performing similar functions.

COMPENSATION OF TRUSTEES, OFFICERS AND OTHERS

Trustees and officers of the Trust who are also "interested persons" of the Trust, receive no compensation from the Trust. However, each Independent Trustee currently receives a quarterly fee of $21,650 from the Fund Complex, which includes the Trust, as well as Schwab Capital Trust, Schwab Investments and Charles Schwab Family of Funds, and an additional $5,000 from the Fund Complex for each regular meeting of the Board of Trustees and each meeting of the Audit/Portfolio Compliance Committee attended, and is reimbursed for all reasonable out-of-pocket expenses. Each Independent Trustee also receives $1,000 from the Fund Complex for each special meeting attended with a duration of over 2 hours, and is reimbursed for all reasonable out-of-pocket expenses. The Trust has no bonus, pension, profit sharing or retirement plan, although the Trust has adopted deferred compensation plans for the Trustees, as described following the table below. The compensation paid to current Trustees from the Trust and the Fund Complex is shown in the table below.

                                                         COMPENSATION TABLE

NAME OF PERSON, POSITION WITH THE TRUST      AGGREGATE COMPENSATION FROM THE TRUST(1)       TOTAL COMPENSATION FROM THE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

Donald F. Dorward, Trustee

Robert G. Holmes, Trustee

William J. Klipp, (2) Trustee                $0

Steven L. Scheid, President and Trustee      $0

Charles R. Schwab, Trustee;
Chairman and Chief Executive Officer         $0

Donald R. Stephens, Trustee

Michael W. Wilsey, Trustee

(1)      Amounts are for the fiscal year ended December 31, 1999.

(2) Mr. Klipp departed Schwab in 1999 and is expected to resign from the Board of Trustees effective [ ].


DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received from the Securities and Exchange Commission ("SEC"), the Trust may enter into a deferred compensation plan (the "Plan") with the Independent Trustees. As of the date of this Proxy Statement, none of the Independent Trustees has elected to participate in the Plan. If an Independent Trustee elects to participate in the plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the Trustee. The value of this account will increase or decrease as if the fees credited to the account had been invested in the shares of SchwabFunds selected by the Trustee.

VOTING REQUIREMENTS

Election of each Nominee requires the affirmative vote of a plurality of the outstanding voting shares of the Trust, which means that the ten nominees receiving the highest number of affirmative votes cast at the meeting will be elected.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
                               "FOR" EACH NOMINEE.

                                   PROPOSAL 2

           ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL
                      INVESTMENT POLICIES AND RESTRICTIONS

FUND AFFECTED:
Money Market Portfolio

BACKGROUND

The fund operates in accordance with its investment objective, policies and restrictions described in its prospectus and statement of additional information (together, the fund's "policies"). The fund generally classifies its policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by vote of a majority of a fund's outstanding voting shares while non-fundamental policies may be changed by vote of a fund's Board of Trustees. The 1940 Act requires funds to classify only certain policies as fundamental. With this Proposal, the fund seeks to modernize its fundamental policies by reclassifying policies that are not required by the 1940 Act to be fundamental as non-fundamental so that, with Board approval, the fund may more easily respond to a changing investment environment.

Since the fund was created, there have been a number of changes in the SEC regulations that govern funds. First, significant federal legislation in 1996 preempted state regulation of all mutual funds. As a result, many investment policies previously imposed on the fund by various states are no longer required. Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect in 1991, 1997 and 1998. Thus, many of the current fundamental policies of the fund predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than Rule 2a-7 currently requires. In addition, new types of instruments have been developed, which the fund may not be permitted to invest in because of its outdated fundamental policies.

Recently, the investment adviser performed a comprehensive review of the fund's fundamental policies and, the Board of Trustees, based on the recommendations of the investment adviser, has approved revisions to these policies designed to:
(1) simplify and modernize policies required to be fundamental; and (2) eliminate or recharacterize as non-fundamental, policies not required to be fundamental.

Approval of these changes by shareholders would allow the investment adviser greater flexibility, subject to the supervision of the Board of Trustees and consistent with legal requirements, in selecting investments for the fund. The Board of Trustees also believes that the proposed changes will enhance the investment adviser's ability to manage the fund's investment portfolios, such that the fund's investment opportunities, accordingly, may increase.

In some cases the Board of Trustees recommends that fundamental policies be amended and/or eliminated completely. In other cases the Board recommends amending and/or reclassifying policies as non-fundamental. If the Board of Trustees decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the funds' prospectus and/or statement of additional information, if required.

Each proposed change to the fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, an Appendix has been attached at the end of this proxy statement. The Appendix contains a comprehensive list of the Money Market Portfolio's current fundamental policies and proposed fundamental and non-fundamental policies.

VOTING REQUIREMENTS

Approval of each element of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of the fund as defined by the 1940 Act. Proposal 2 is separated into elements specific to each type of fundamental policy involved, e.g., maturity, borrowing, and concentration. You may vote for the elements of Proposal 2 either (i) as a group; or (ii) by each element. If you vote on the elements of Proposal 2 as a group, the fund will record your votes as having been cast "FOR" or "AGAINST," as applicable, each applicable element within the Proposal. Alternatively, you may vote separately for or against each element of Proposal 2. If you return a proxy card with a vote on the entire Proposal as a group and separate votes on specific elements of the Proposal, your vote on the entire Proposal as a group will control and be recorded as your intended vote.

If shareholders of the fund approve some, but not all, elements of Proposal 2, the fund will have a combination of certain current fundamental policies and certain proposed fundamental and non-fundamental policies.

     (a) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING BORROWING, LENDING, THE ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

         (i) PROPOSED CHANGES REGARDING BORROWING

The fund's current fundamental borrowing policy is more restrictive than required by the 1940 Act. It is proposed that the fundamental policy regarding borrowing be amended and reclassified as a non-fundamental policy, and a new fundamental policy regarding borrowing be adopted.

The Appendix contains a complete statement of the fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding borrowing.

The new fundamental policy on borrowing would be:

     The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The new non-fundamental policy on borrowing would be:

     The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits the fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that may be considered borrowings and may be permissible investments for mutual funds.

Approval of this element of Proposal 2 would replace the fund's current fundamental borrowing policies with a more flexible, standard fundamental borrowing policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund because it will allow the fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

At the same time, the fund would amend and reclassify its current fundamental policies so that they reflected the current borrowing practices permissible under the 1940 Act. The Board of Trustees believes that this non-fundamental borrowing policy is in the best interests of shareholders because it would allow the fund to be limited only as required by the 1940 Act, thereby improving its ability to remain competitive. The Board of Trustees also would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the fund and its shareholders.

         (ii) PROPOSED CHANGE REGARDING LENDING

The fund's current fundamental lending policies are more restrictive than required by the 1940 Act. It is proposed that the fundamental policy regarding lending be amended and reclassified as a non-fundamental policy, and a new fundamental policy regarding lending be adopted. The Appendix contains a complete statement of the fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding lending.

The new fundamental policy on lending would be:

     The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The new non-fundamental policy on lending would be:

     The fund many not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

ANALYSIS OF PROPOSED CHANGES

The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

Approval of this element of Proposal 2 would allow the fund to lend to the extent permitted by current law by replacing the fund's current fundamental lending policies with a more flexible, standard fundamental lending policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund because it would allow the fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

At the same time, this element of Proposal 2 would amend and reclassify the fund's current lending policies as nonfundamental to reflect the current lending practices permitted by the 1940 Act. The Board of Trustees believes that this nonfundamental lending policy is in the best interests of the fund because it would allow the fund to be limited only as required by the 1940 Act, thereby improving its ability to remain competitive. The Board of Trustees also would be able to make changes to the nonfundamental policy in the future if deemed to be in the best interests of the fund and its shareholders.

         (iii) PROPOSED CHANGE REGARDING ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

The fund has fundamental policies restricting them from issuing senior securities. It is proposed that (i) the fundamental policy regarding issuance of senior securities be replaced with a new fundamental policy, and (ii) the fundamental policies regarding writing, purchasing or selling puts and calls, selling shares short or purchasing on margin be reclassified as non-fundamental policies. The Appendix contains a complete statement of the fund's current fundamental policies and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding issuance of senior securities would be:

     The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act currently prohibits all mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities. Under this element of Proposal 2, the fund seeks to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund because it would allow the fund, subject to Board approval, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

Since the fund adopted its current fundamental policies, the SEC staff's interpretation of what constituted the issuance of a senior security has evolved as market conditions warranted. For example, the SEC staff's current interpretation is that the purchase of securities on margin, the making of certain short sales, and the writing of puts and calls generally do not necessarily involve the creation of senior securities. This element of Proposal 2 would reclassify the current policies as non-fundamental. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give the fund the flexibility to respond to potential future changes.

     (b) PROPOSAL TO AMEND FUND POLICIES REGARDING DIVERSIFICATION

The fund is a diversified mutual fund. It is proposed that the fundamental policy regarding diversification be amended and reclassified as a non-fundamental policy. It is also proposed that the fund adopt a new fundamental policy regarding diversification. The Appendix contains a complete statement of the fund's current fundamental policies and proposed fundamental and non-fundamental policies regarding diversification.

The new fundamental policy would be:

     The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE

Under this element of Proposal 2, the fund's current fundamental policies would be replaced by a more flexible fundamental policy regarding diversification. As a diversified fund, the fund is limited by Section 5(b) of the 1940 Act, as to 75% of total assets, to invest no more than 5% of total assets in the securities of a single issuer and to purchase no more than 10% of the issuer's voting securities. Funds are not permitted to change their diversified status unless approved by shareholders. This element of Proposal 2 does not seek to change the fund's status as a diversified investment management company. This element of Proposal 2 does seek to amend the fund's diversification policy so that it would provide the maximum flexibility allowed for diversified mutual funds under the 1940 Act. The Board believes that this more flexible fundamental policy is in the best interests of the fund because it will allow the Board to take necessary and timely action to make changes to the fund's non-fundamental diversification policies when necessary.

In addition to the above limitations imposed on diversified mutual funds, the fund is subject to additional, stricter diversification requirements imposed by Rule 2a-7. Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a fund's assets, in contrast to Section 5(b) diversification requirements which apply only with respect to 75% of a fund's assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in the securities of a single issuer, but only for a period of up to three days. If this element of Proposal 2 is approved, the fund would adopt these as a non-fundamental policy.

Also, under this element of Proposal 2, the fund would no longer be limited to owning no more than 10% of any class of securities of any issuer. This limitation is not currently required under Rule 2a-7 or the diversification requirements of the 1940 Act. The Board of Trustees believes that eliminating this limitation will increase the potential investment opportunities for the fund.

Approval of this element of Proposal 2 will not affect the fund's status as a diversified mutual fund, which could only be changed in the future by shareholder vote.

    (c) PROPOSAL TO ELIMINATE FUND POLICIES REGARDING INVESTMENTS IN "UNSEASONED ISSUERS"

The current fundamental policies limit the fund's ability to purchase securities issued by "unseasoned issuers" (i.e., issuers which have less than three years of operations), to 5% of total assets. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" be eliminated. The Appendix contains a complete statement of the fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and the investment adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Board of Trustees does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders. Accordingly, the Board of Trustees believes that the fund would benefit by eliminating its current fundamental policies regarding investment in "unseasoned issuers."

     (d) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

The fund currently operates subject to a variety of fundamental policies regarding investments in restricted securities and illiquid securities, including repurchase agreements that mature in more than seven days. It is proposed that the fundamental policy regarding investments in restricted securities, illiquid securities or repurchase agreements for the fund be amended and reclassified as a non-fundamental policy. The Appendix contains a complete statement of the fund's current fundamental policies and proposed non-fundamental policies.

The new non-fundamental policy regarding investments in illiquid securities would be:

     The fund may not invest more than 10% of its net assets in illiquid securities.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act does not currently require the fund to have fundamental policies restricting illiquid or restricted securities investments. Therefore, this element of Proposal 2 would reclassify the fund's fundamental policies as a standard non-fundamental policy.

Generally, restricted securities may be sold only in privately negotiated transactions that meet an exception to securities registration requirements. The fund's current fundamental policies limiting investment in restricted securities reflect requirements imposed by the administrators of certain states' securities laws that such restricted securities should be deemed illiquid. However, federal legislation passed in 1996 preempted the states' ability to impose such limitations, and the 1940 Act does not require such a limitation. In addition, the exception to securities registration requirements added by Rule 144A under the Securities Act of 1933, permits trading of restricted securities among institutional investors, such as the fund. This has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines approved by the fund's Board of Trustees.

SEC staff interpretations have indicated that funds should consider repurchase agreements that mature in more than seven days to be illiquid. The 1940 Act does not require that this policy be a fundamental policy. As discussed above, the proposed non-fundamental policy will limit fund investments in illiquid securities and, accordingly, will encompass the restriction imposed by the current fundamental policy. Accordingly, this element of Proposal 2 would eliminate this fundamental policy.

The proposed non-fundamental policy would limit the fund to investing 10% of its net assets in illiquid securities (including restricted securities that are deemed illiquid under guidelines approved by the Board of Trustees). However, the proposed non-fundamental policy will permit the fund to invest without limit in restricted securities that, in accordance with the fund's procedures, are determined to be liquid. Of course, all of the fund's investments in restricted securities will still satisfy the fund's other investment criteria. It is believed that eliminating this restriction with respect to liquid restricted securities will expand the fund's universe of available investments. In addition, by converting this policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. The Board believes that this more flexible non-fundamental policy is in the best interests of the fund.

    (e) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

The current fundamental policy limits the fund's ability to purchase securities of other investment companies except in narrow circumstances. It is proposed that the fundamental policy regarding investments in securities of other investment companies be amended and reclassified as a non-fundamental policy. The Appendix contains a complete statement of the fund's current fundamental policy and proposed non-fundamental policy.

The new non-fundamental policy regarding investments in securities of other investment companies would be:

     The fund may not purchase securities of other investment companies, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE

The fund's current fundamental policies are based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. Rule 2a-7 imposes additional limitations on the fund's investments in other investment companies because Rule 2a-7 limits money market fund investments to high quality instruments which present minimal credit risk. Accordingly, money market funds generally may only invest in other investment companies if the investment companies are money market funds.

The proposed non-fundamental policy will allow the fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent the fund invests in shares of other investment companies, shareholders may indirectly bear any expenses of the investment companies in which the fund invests. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for the fund and its shareholders.

The Board of Trustees believes that the fund would benefit by replacing its current fundamental policies regarding investment in the securities of other investment companies with a more flexible, standard nonfundamental policy, which the Board of Trustees could take appropriate and timely action to amend in the future, if necessary, without the expense and delay associated with a shareholder meeting.

    (f) PROPOSAL TO ELIMINATE FUND POLICIES REGARDING THE BENEFICIAL OWNERSHIP OF SECURITIES BY FUND OFFICERS AND TRUSTEES

The fund's current fundamental policy limits the fund's ability to purchase securities of issuers whose securities are owned by officers, Trustees or directors of the Trust or the investment adviser. It is proposed that the fundamental policy regarding investments in issuers whose securities are beneficially owned by officers and Trustees be eliminated. The Appendix contains a complete statement of the fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The current fundamental policy is based on a requirement imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board of Trustees believes that eliminating this policy would be in the best interests of the fund because it would increase the investment adviser's flexibility in managing the assets of the fund, and that any increase in risks to shareholders would be immaterial. Accordingly, the Board of Trustees recommends that shareholders vote to eliminate this policy for the fund.

    (g) PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICIES REGARDING INDUSTRY CONCENTRATION

The fund's current fundamental investment policy generally prohibits investment of more than 25% of fund assets in companies considered to be in the same industry. It is proposed that the fundamental policy regarding concentration of investments in certain industries be reclassified as non-fundamental and a new fundamental policy be adopted. The Appendix contains a complete statement of the fund's current fundamental policy and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding industry concentration would be:

     The fund may not concentrate investments in securities of issuers in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGES

The 1940 Act requires all funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the position of the Staff of the SEC that if more than 25% of the value of a fund's assets are invested in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to
(i) fund investments in government securities, (ii) municipal bond fund investments in industrial development and pollution control bonds, and (iii) money market fund investments in certain obligations of domestic banks.

By reclassifying the fund's current fundamental policies regarding concentration as non-fundamental, and adopting the proposed fundamental policy, the Board of Trustees would be permitted to take appropriate and timely action to amend the fund's non-fundamental policies in the future, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund.

    (h) PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN COMMODITIES, FUTURES CONTRACTS AND REAL ESTATE

Under its current fundamental policies, the fund is restricted from investing in commodities, futures contracts and real estate. It is proposed that the fundamental policies regarding investments in commodities, futures contracts and real estate be reclassified as non-fundamental policies, and a new fundamental policy regarding commodities and real estate investments be adopted. The Appendix contains a complete statement of the fund's current fundamental policy and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding investments in commodities and real estate would be:

     The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time

ANALYSIS OF PROPOSED CHANGE

The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate and commodities and the proposed fundamental limitation would limit such investments to the extent permitted under the 1940 Act. In addition, the fund's current fundamental policy would be converted to a non-fundamental policy, and the fund would continue to operate in accordance with its non-fundamental policy until such time as the Board decided that changing it would be in the best interests of the fund and its shareholders. These changes, however, would allow the Board of Trustees to take appropriate and timely action to amend the fund's non-fundamental policies in the future if such investments were determined to be desirable. In addition, such a change could be made without the expense and delay associated with a shareholder meeting. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund.

     (i) PROPOSAL TO REPLACE POLICY REGARDING THE UNDERWRITING OF SECURITIES

Under its current fundamental policy, the fund may not underwrite the securities of other issuers, except in connection with the disposition of securities from its investment portfolio. It is proposed that the fundamental policy regarding the underwriting of securities be replaced with a new fundamental policy. The Appendix contains a complete statement of the fund's current fundamental policy and proposed fundamental policy.

The new fundamental policy regarding the underwriting of securities would be:

     The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE

The SEC staff's interpretation with respect to the underwriting of securities, is that funds should generally not engage in the business of underwriting securities. While this fundamental policy has not affected the fund's investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to adopt non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that this change is in the best interests of the fund and its shareholders.

     (j) PROPOSAL TO RECLASSIFY FUND POLICY REGARDING CONTROL OF AN ISSUER

Under its current fundamental policy, the fund may not invest with the purpose of exercising control over an issuer. It is proposed that the fundamental policy regarding the control of an issuer be reclassified as a non-fundamental policy. The Appendix contains a complete statement of the fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The 1940 Act does not require the fund to have such a fundamental policy. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This element of Proposal 2 would reclassify this policy as non-fundamental. The Board of Trustees believes that the fund would benefit by the change because of the increased future flexibility it would provide for the fund.

     (k) PROPOSAL TO RECLASSIFY FUND POLICIES REGARDING PURCHASES OF OIL, GAS OR MINERAL INTERESTS

Under the fund's current fundamental policy, it may not invest in oil, gas or mineral interests. It is proposed that the fundamental policy regarding investments in oil, gas or mineral exploration or development programs be reclassified as a non-fundamental policy. The Appendix contains a complete statement of the fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE

The 1940 Act does not require the fund to have such a fundamental policy. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This element of Proposal 2 would reclassify the policy as non-fundamental. The Board of Trustees believes that the fund would benefit from the change because of the increased future flexibility it would provide for the fund.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
              "FOR" PROPOSAL 2 AND ALL ELEMENTS CONTAINED THEREIN.

                             ADDITIONAL INFORMATION


OFFICERS OF THE TRUSTS

Information about the Trust's current executive officers, including his or her name, date of birth, positions with the trust and principal occupations or employment during the past five years is stated below. As of March 3, 2000, the Trustees and officers, as a group, owned less than __% of the shares of each class of each fund.

       NAME, DATE OF BIRTH AND                          POSITION WITH                    NUMBER AND % OF SHARES OF A FUND
        PRINCIPAL OCCUPATION                              THE TRUST                    BENEFICIALLY OWNED AS OF RECORD DATE*
-------------------------------------          ---------------------------------       -------------------------------------
JEREMIAH H. CHAFKIN                            Executive Vice President and
(for biographical information                  Chief Operating Officer
see p.__)

FRANCES COLE                                   Secretary
September 9, 1955
Senior Vice President, Chief Counsel
and Assistant Corporate Secretary,
Charles Schwab Investment
Management, Inc.

STEVEN L. SCHEID*                              Trustee; President
(for biographical information
see p. __)

CHARLES R. SCHWAB*                             Trustee; Chairman and
(for biographical information                  Chief Executive Officer
see p. __)

TAI-CHIN TUNG                                  Treasurer and Principal Financial
March 7, 1951                                  Officer
Vice President, Treasurer and
Controller, Charles Schwab Investment
Management, Inc. From 1994 to 1996,
Ms. Tung was Controller for Robertson
Stephens Investment Management, Inc.

STEPHEN B. WARD                                Senior Vice President and Chief
April 5, 1955                                  Investment Officer
Senior Vice President and Chief
Investment Officer, Charles Schwab
Investment Management, Inc.


----------

* The Trust has no knowledge as to whether any executive officer has the right to acquire beneficial ownership of shares of a Fund.

OTHER MATTERS

The Board of Trustees is not aware of any other matter that may come before any of the meetings. However, should any such matters properly come before a meeting, the persons named in the accompanying proxy card intend to vote the proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholders' meetings and the Trust does not intend to do so. The Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders of the funds of the Trust at a special meeting called upon written request of shareholders owning, in the aggregate, at least 10% of the outstanding shares of the Trust.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholders meeting should send their written submissions to the Trust c/o 101 Montgomery, San Francisco, CA 94104. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc., located at 101 Montgomery Street, San Francisco, CA 94104, serves as investment adviser to the funds.

PRINCIPAL UNDERWRITER

Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, acts as each fund's principal underwriter.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, acts as each fund's transfer agent and shareholder servicing agent.

FUND ACCOUNTANTS

PFPC, Inc., located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for Schwab Money Market Portfolio. SEI Investments Mutual Fund Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as fund accountant for Schwab MarketTrack Growth Portfolio II and Schwab S&P 500 Portfolio.

CUSTODIAN

PFPC Trust Co., located at 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian for Schwab Money Market Portfolio and Schwab S&P 500 Portfolio. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Schwab MarketTrack Growth Portfolio II.

PORTFOLIO TRANSACTIONS

For the fiscal years indicated below, [the funds paid the following brokerage commissions to affiliated brokers/none of the funds paid brokerage commissions to affiliated brokers].

FUND NAME                                                FISCAL YEAR ENDING 1999
-----------------------------------                      -----------------------
MarketTrack(TM) Growth Portfolio II                      December 31
S&P 500 Portfolio                                        December 31
Money Market Portfolio                                   December 31

INDEPENDENT AUDITORS

A majority of the Trust's Board of Trustees, including the independent Trustees, has selected PricewaterhouseCoopers LLP as the independent auditors of the funds for the most recently completed fiscal year. [A representative of PricewaterhouseCoopers LLP will be available in person or by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.]

BENEFICIAL OWNERS

To the knowledge of the Trust as of March 3, 2000, the following persons owned more than 5% of the shares of a fund:

                 NAME AND ADDRESS         TOTAL NUMBER OF          PERCENTAGE OF
FUND/CLASS     OF BENEFICIAL OWNER         SHARES OWNED*                FUND
----------     -------------------        ---------------          -------------


----------

* The Trust has no knowledge as to whether the listed beneficial owner has the right to acquire beneficial ownership of shares of a fund.

SHAREHOLDER REPORTS

The fund will furnish, without charge, a copy of its most recent Annual Report and, if available, Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the fund's Trust c/o P.O. Box 7575, San Francisco, California 94120-7575, or should call Schwab at 1-800-435-4000.

         IT IS IMPORTANT THAT YOUR VOTE BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON
           ARE URGED TO VOTE THEIR SHARES BY INTERNET, PHONE OR MAIL.



Thank you for voting your shares promptly!

We appreciate you placing your trust in Schwab Annuity Portfolios and look forward to helping you achieve your financial goals.

The Proxy rules require us to disclose both the current fundamental policies and the proposed policies for each fund affected by Proposal 2. On the next page you will find the Appendix, which contains this information. A complete analysis of each Proposal is included in the Proxy Statement, which starts on page 8. As you read the Proxy Statement, you may want to refer to the Appendix to compare your fund's current fundamental policies to those being proposed.

                                    APPENDIX
                                TABLE OF CONTENTS


                                                                 Page
MarketTrack(TM) Growth Portfolio II                               N/A

S&P 500 Portfolio                                                 N/A

Money Market Portfolio                                            A-1

                                                                       APPENDIX

Money Market Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY:              PROPOSAL:            NEW FUNDAMENTAL POLICY:           NEW NON-FUNDAMENTAL POLICY:
-----------------------------------------------------------------------------------------------------------------------------------
The fund seeks maximum current income   No change             Same                              None
consistent with stability of capital.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     No change            Same                              None
or make investments other than in
accordance with its investment
objective and policies.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and convert    The fund may not purchase         The fund may not purchase securities
of any issuer (other than obligations    to NFP; replace      securities of an issuer, except   of any issuer (other than
of, or guaranteed by, the U.S.           with new FP -        as consistent with the            obligations of, or guaranteed by,
Government, its agencies or              Proposal 2(b)        maintenance of its status as an   the U.S. government, its agencies or
instrumentalities) if, as a result,                           open-end diversified company      instrumentalities, or securities of
more than 5% of the value of its                              under the 1940 Act, the rules     other investment companies) if, as a
assets would be invested in securities                        or regulations thereunder or      result more than 5% of the value of
of that issuer.                                               any exemption therefrom, as such  its assets would be invested in the
                                                              statute, rules or regulations     securities of such issuer, except
The fund may not purchase more than                           may be amended or interpreted     that the fund may invest up to 25%
10% of any class of securities of any                         from time to time.                of its total assets in the first
issuer.  All debt securities and all     Eliminate -                                            tier securities of a single issuer
preferred stocks are each considered     Proposal 2(b)                                          for up to three business days.
as one class.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate 25% or      Convert to NFP and   The fund may not concentrate      The fund may not concentrate 25% or
more of the value of its assets in any   replace with new     investments in a particular       more of the value of its assets in
one industry; provided, however, that    FP - Proposal 2(g)   industry or group of industries,  any one industry; provided, however,
the portfolio reserves the freedom of                         as concentration is defined       that the portfolio reserves the
action to invest up to 100% of its                            under the 1940 Act, the rules     freedom of action to invest up to
assets in certificates of deposit or                          or regulations thereunder or      100% of its assets in certificates
bankers' acceptances issued by                                any exemption therefrom, as       of deposit or bankers' acceptances
domestic branches of U.S. banks and                           such statute, rules or            issued by domestic branches of U.S.
U.S. branches of foreign banks (which                         regulations may be amended or     banks and U.S. branches of foreign
the portfolio has determined to be                            interpreted from time to time.    banks (which the portfolio has
subject to the same regulation as U.S.                                                          determined to be subject to the same
banks), or obligations of, or                                                                   regulation as U.S. banks), or
guaranteed by, the U.S. Government,                                                             obligations of, or guaranteed by,
its agencies or instrumentalities in                                                            the U.S. Government, its agencies or
accordance with its investment                                                                  instrumentalities in accordance with
objective and policies.                                                                         its investment objective and
                                                                                                policies.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest more than 5%     Eliminate -          None                              None
of its total net assets in securities    Proposal 2(c)
of issuers (other than obligations of,
or guaranteed by, the U.S. government,
its agencies or instrumentalities)
that, with their predecessors, have a
record of less than three years of
continuous operation.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund will invest no more than 10%    Amend and convert                                      The fund may not invest more than
of its net assets in illiquid            to NFP - Proposal                                      10% of its net assets in illiquid
securities.  The fund may not enter      2(d)                                                   securities.
into repurchase agreements if, as a
result thereof, more than 10% of its
net assets valued at the time of the
transaction would be subject to
repurchase agreements maturing in more
than seven days.  The fund may not
invest more than 5% of its total
assets in securities restricted as to
disposition under the federal
securities laws (except commercial
paper issued under Section 4(2) of the
1933 Act).
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or retain      Eliminate -          None                              None
securities of an issuer if any of the    Proposal 2(f)
officers, trustees or directors of the
Trust or its investment adviser
individually own beneficially more
than 1/2 of 1% of the securities of
that issuer and together beneficially
own more than 5% of the securities of
such issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in commodities   Convert to NFP and   The fund may not purchase or      The fund may not invest in
or commodity contracts, including        replace with new     sell commodities or real estate,  commodities or commodity contracts,
futures contracts, real estate or real   FP - Proposal 2(h)   except to the extent permitted    including futures contracts, real
estate limited partnerships, although                         under the 1940 Act, the rules or  estate or real estate limited
it may invest in securities which are                         regulations thereunder or any     partnerships, although it may invest
secured by real estate and securities                         exemption therefrom, as such      in securities which are secured by
of issuers which invest or deal in                            statute, rules or regulations     real estate and securities of
real estate.                                                  may be amended or interpreted     issuers which invest or deal in real
                                                              from time to time.                estate.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the          Convert to NFP -     None                              The fund may not invest for the
purpose of exercising control or         Proposal 2(j)                                          purpose of exercising control or
management of another issuer.                                                                   management of another issuer.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not purchase securities     Amend and convert    None                              The fund may not purchase securities
of other investment companies, except    to NFP - Proposal                                      of other investment companies,
in connection with a merger,             2(e)                                                   except as permitted by the
consolidation, reorganization or                                                                Investment Company Act of 1940, the
acquisition of assets.                                                                          rules or regulations thereunder or
                                                                                                any exemption therefrom, as such
                                                                                                statute, rules or regulations
                                                                                                may be amended from time to
                                                                                                time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not make loans to others,   Amend and convert    The fund may not make loans to    The fund may not lend any security
except the portfolio may (I) purchase    to NFP; replace      other persons, except to the       or make any other loan if, as a
a portion of an issue of short-term      with new FP -        extent permitted under the 1940   result, more than 33 1/3% of its
debt securities or similar obligations   Proposal 2(a)(ii)    Act, the rules or regulations     total assets would be lent to other
(including repurchase agreements) that                        thereunder or any exemption       parties (this restriction does not
are publicly distributed or                                   therefrom, as such statute,       apply to purchases of debt
customarily purchased by institutional                        rules or regulations may be       securities or repurchase
investors, and (ii) lend its portfolio                        amended or interpreted from       agreements).
securities (up to one-third of the                            time to time.
portfolio's total assets) in
accordance with its investment
objectives and policies.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money except     Amend and convert    The fund may not borrow money,    The fund may not borrow money except
as a temporary measure for               to NFP; replace      except to the extent permitted    that the fund may (i) borrow money
extraordinary or emergency purposes      with new FP -        under the 1940 Act, the rules     from banks and (ii) engage in
and then only in an amount up to         Proposal 2(a)(i)     or regulations thereunder or      reverse repurchase agreements with
one-third of the value of its total                           any exemption therefrom, as       any party; provided that (i) and
assets in order to meet redemption                            such statute, rules or            (ii) in combination do not exceed
requests without immediately selling                          regulations may be amended or     33 1/3% of its total assets (any
any portfolio securities.  The                                interpreted from time to time.    borrowings that come to exceed this
portfolio will not borrow for leverage                                                          amount will be reduced to the extent
purposes or purchase securities or                                                              necessary to comply with the
make investments while reverse                                                                  limitation within three business
repurchase agreements or borrowings                                                             days) and the fund will not purchase
are outstanding.  If, for any reason,                                                           securities while borrowings
the current value of the portfolio's                                                            represent more than 5% of its total
total net assets falls below an amount                                                          assets.
equal to three times the amount of its
indebtedness from money borrowed, the
fund will, within three business days,
reduce its indebtedness to the extent
necessary.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not invest in interests     Convert to NFP -     None                              The fund may not invest in interests
in oil, gas, mineral leases or other     Proposal 2(k)                                          in oil, gas, mineral leases or other
mineral exploration or development                                                              mineral exploration or development
programs, although it may invest in                                                             programs, although it may invest in
the securities of issuers which invest                                                          the securities of issuers which
in or sponsor such programs.                                                                    invest in or sponsor such programs.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite securities   Replace with new     The fund may not underwrite       None
issued by others except to the extent    FP - Proposal 2(i)   securities issued by other
it may be deemed to be an underwriter,                        persons, except to the extent
under the federal securities laws, in                         permitted under the 1940 Act,
connection with the disposition of                            the rules or regulations
securities from its investment                                thereunder or any exemption
portfolio.                                                    therefrom, as such statute,
                                                              rules or regulations may be
                                                              amended or interpreted from
                                                              time to time.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       APPENDIX

-----------------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior            Eliminate and        The fund may not issue senior     None
securities as defined in the 1940 Act.   replace with new     securities, except to the
                                         FP - Proposal        extent permitted under the
                                         2(a)(iii)            1940 Act, the rules or
                                                              regulations thereunder or
                                                              any exemption
                                                              therefrom, as such
                                                              statute, rules or
                                                              regulations may be
                                                              amended or interpreted
                                                              from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not write, purchase or      Convert to NFP -     None                              The fund may not write, purchase or
sell puts, calls or combinations         Proposal 2(a)(iii)                                     sell puts, calls or combinations
thereof.                                                                                        thereof.
-----------------------------------------------------------------------------------------------------------------------------------
The fund may not make short sales of     Convert to NFP -     None                              The fund may not make short sales of
securities, or purchase any securities   Proposal 2(a)(iii)                                     securities, or purchase any
on margin except to obtain such                                                                 securities on margin except to
short-term credits as may be necessary                                                          obtain such short-term credits as
for the clearance of transactions.                                                              may be necessary for the clearance
                                                                                                of transactions.
-----------------------------------------------------------------------------------------------------------------------------------

Schwabfunds'

SCHWAB MARKETTRACK(TM) GROWTH PORTFOLIO II
SCHWAB ANNUITY PORTFOLIOS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
  OF TRUSTEES OF SCHWAB ANNUITY PORTFOLIOS

  The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A. P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:45 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

  If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

  This proxy serves as a voting instruction card for owners of variable annuity contracts ("contract owners") issued by life insurance companies that own shares of the funds. The funds understand that the life insurance companies will vote their shares according to timely instructions they receive from their contract owners, and that they will vote shares for which they receive no timely instructions in proportion to the shares for which they receive timely voting instructions.

  Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

  The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

SWH1Z                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
--------------------------------------------------------------------------------
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------

      SCHWAB MARKETTRACK(TM) GROWTH PORTFOLIO II

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

      VOTE ON TRUSTEES
      1.    Nominees for the Board of Trustees:
            Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

    For   Withhold     For All    To withhold authority to vote,
    All   All          Except     mark "For All Except" and write the
                                  name(s) of the nominee(s) on the line below
     |_|     |_|          |_|
                                --------------------------------------------

-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWAB MONEY MARKET PORTFOLIO
SCHWAB ANNUITY PORTFOLIOS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF SCHWAB ANNUITY PORTFOLIOS

The undersigned, revoking previous provision for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full Power of substitution, to vote all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A. P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:45 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

This proxy serves as a voting instruction card for owners of variable annuity contracts ("contract owners") issued by life insurance companies that own shares of the funds. The funds understand that the life insurance companies will vote their shares according to timely instructions they receive from their contract owners, and that they will vote shares for which they receive no timely instructions in proportion to the shares for which they receive timely voting instructions.

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.


SWPXX                                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
--------------------------------------------------------------------------------
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB MONEY MARKET PORTFOLIO

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William A. Hasler

For   Withhold     For All    To withhold authority to vote,
All   All          Except     mark "For All Except" and write the
                              name(s) of the nominee(s) on the line below
|_|     |_|           |_|
                              --------------------------------------------

    VOTE ON FUNDAMENTAL POLICIES                    For    Against      Abstain

       2.    To vote for all applicable elements
             of proposal 2.                         |_|      |_|          |_|

================================================================================
Stop here unless you would like to vote on each applicable element of Proposal 2
================================================================================

                                               For    Against      Abstain

    (a)(i)  Borrowing                           |_|     |_|          |_|

    (a)(ii)  Lending                            |_|     |_|          |_|

    (a)(iii) Senior Securities                  |_|     |_|          |_|

    (b)    Diversification                      |_|     |_|          |_|

    (c)    Unseasoned Issuers                   |_|     |_|          |_|

    (d)    Restricted or Illiquid Securities    |_|     |_|          |_|

    (e)    Other Investment Companies           |_|     |_|          |_|



                                               For    Against    Abstain

    (f)   Ownership of Securities              |_|      |_|      |_|

    (g)   Industry Concentration               |_|      |_|      |_|

    (h)   Commodities, Futures & Real Estate   |_|      |_|      |_|

    (i)   Underwriting of Securities           |_|      |_|      |_|

    (j)   Control of an Issuer                 |_|      |_|      |_|

    (k)   Oil, Gas or Mineral Interests        |_|      |_|      |_|

                                               |_|      |_|      |_|



-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date

SCHWAB S&P 500 PORTFOLIO
SCHWAB ANNUITY PORTFOLIOS
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

TO VOTE BY INTERNET
  1)Read the proxy statement and have the proxy card below at hand.
  2)Go to the website www.proxyvote.com
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

TO VOTE BY TOUCH-TONE TELEPHONE
  1)Read the proxy statement and have the proxy card below at hand.
  2)Call toll-free 1-800-690-6903.
  3)Enter the 12-digit control number on this proxy card and follow the simple instructions.

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK  X


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
  OF TRUSTEES OF SCHWAB ANNUITY PORTFOLIOS

  The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A. P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:45 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

  If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

  This proxy serves as a voting instruction card for owners of variable annuity contracts ("contract owners") issued by life insurance companies that own shares of the funds. The funds understand that the life insurance companies will vote their shares according to timely instructions they receive from their contract owners, and that they will vote shares for which they receive no timely instructions in proportion to the shares for which they receive timely voting instructions.

  Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

  The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

     SWP1Z                                    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SCHWAB S&P 500 PORTFOLIO

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

    VOTE ON TRUSTEES
       1.    Nominees for the Board of Trustees:
             Charles R. Schwab, Jeremiah H. Chafkin, Donald F. Dorward, Robert G. Holmes, Steven L. Scheid, Donald R. Stephens and Michael W. Wilsey, Mariann Byerwalter, Gerald B. Smith and William Hasler


For   Withhold     For All    To withhold authority to vote,
All   All          Except     mark "For All Except" and write the
                              name(s) of the nominee(s) on the line below
|_|       |_|           |_|
                              --------------------------------------------



-----------------------------------------------   ------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date       Signature (Joint Owner)   Date